UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

Henry Bros. Electronics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	005-62411 (Commission File Number)	22-3690168 (I.R.S. Employer Identification No.)

280 Midland Avenue, Saddle Brook, New Jersey (Address of Principal Executive Offices)		07663 (Zip Code)

Registrant's telephone number, including area code: (201) 794-6500

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Conditions

On May 3, 2006, Henry Bros. Electronics, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing, among other things, the Company's financial results for the quarter ended March 31, 2006.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated May 3, 2006

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Henry Bros. Electronics, Inc. (Registrant)

Date: May 4, 2006	By:	/s/ Philip A. Timpanaro -------------------------------- Philip A. Timpanaro Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release dated May 3, 2006